Asset Acquisition (Tables)	12 Months Ended
Dec. 31, 2022
LGM ENTERPRISES, LLC [Member]
Asset Acquisition [Line Items]
Summary of Asset Acquisition based on Relative Fair Value
The total acquisition price of $742 (paid in cash) was allocated to the assets acquired based on their relative fair value as of the date of acquisition as follows:

Amount
Intangible assets - definite lives (a)	$650
Inventory (b)	92

Fair value of net assets acquired	742

Total purchase price (c)	$742

(a)	Identifiable intangible asset is the FAA Certificate.

(b)	Inventory includes aircraft spare parts.

(c)
Total consideration transferred was $780 as $38 seller’s transaction costs were paid by the Company. Acquisition-related costs were expensed as incurred and were recorded in selling, general and administrative expenses in the consolidated statements of operations and comprehensive income.